Exhibit 99.1

EXECUTION COPY

SIRVA WORLDWIDE, INC.,

THE FOREIGN SUBSIDIARY BORROWERS PARTIES HERETO,

THE SEVERAL LENDERS
FROM TIME TO TIME PARTIES HERETO,

JPMORGAN CHASE BANK, N.A.
as administrative agent

and

J.P. MORGAN SECURITIES INC.
as sole lead arranger and sole bookrunner

FOURTH AMENDMENT TO THE CREDIT AGREEMENT

September 29, 2005

FOURTH AMENDMENT, dated as of September 29, 2005 (this “Fourth Amendment”), to the Credit Agreement, dated as of December 1, 2003 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among SIRVA WORLDWIDE, INC., a Delaware corporation (the “Parent Borrower”), the Foreign Subsidiary Borrowers from time to time parties to the Credit Agreement (together with the Parent Borrower, the “Borrowers”), the several banks and other financial institutions from time to time parties to the Credit Agreement (the “Lenders”), JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and the other Agents parties thereto.

W I T N E S S E T H:

WHEREAS, the Borrowers, the Lenders and the Administrative Agent are parties to the Credit Agreement; and

WHEREAS, the Parent Borrower has requested that the Administrative Agent and the Lenders agree to amend certain provisions of the Credit Agreement and the Guarantee and Collateral Agreement (as defined in the Credit Agreement) as set forth herein;

NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:

1.   Defined Terms.  Unless otherwise defined herein, capitalized terms that are defined in the Credit Agreement are used herein as therein defined.

2.   Amendments to Subsection 1.1 (Defined Terms).  Subsection 1.1 of the Credit Agreement is hereby amended by inserting, in proper alphabetical order, the following new or substitute defined terms and related definitions:

“Adjustment Date”:  (a) the date on which the Lenders receive both (i) the financial statements of Holding and the Parent Borrower required to be delivered pursuant to subsection 7.1 for the fiscal periods ended December 31, 2004, March 31, 2005, June 30, 2005 and September 30, 2005 and (ii) the related compliance certificates required to be delivered pursuant to subsection 7.2(b) with respect to such fiscal periods and (b) thereafter, each date that is the second Business Day following receipt by the Lenders of both (i) the financial statements required to be delivered pursuant to subsection 7.1(c) or 7.1(d), as applicable, for the most recently completed fiscal period and (ii) the related compliance certificate required to be delivered pursuant to subsection 7.2(b) with respect to such fiscal period.

“Applicable Margin”:  until the first Adjustment Date, (a) as applied to any given type of Revolving Credit Loans, (i) with respect ABR Loans, 2.25% per annum and (ii) with respect to Eurocurrency Loans, 3.25% per annum, and (b) as applied to any given type of Term Loans, (i) with respect to ABR Loans, 2.50% per annum and (ii) with respect to Eurocurrency Loans, 3.50% per annum.  The Applicable Margins will be adjusted on each Adjustment Date to the applicable rate per annum set forth on the Pricing Grid which corresponds to the Consolidated Leverage Ratio determined from the financial statements and compliance certificate relating to the end of the fiscal quarter immediately preceding such Adjustment Date; provided that in the event that the financial statements required to be delivered pursuant to subsection 7.1(c) or 7.1(d), as applicable, and the related compliance certificate required to be delivered pursuant to subsection 7.2(b), are not delivered when due, then

(1)                                  if such financial statements and certificate are delivered after the date such financial statements and certificate were required to be delivered (without giving effect to any applicable cure period) and the Applicable Margin increases from that previously in effect as a result of the delivery of such financial statements, then the Applicable Margin during the period from the date upon which such financial statements were required to be delivered (without giving effect to any applicable cure period) until the date upon which they actually are delivered shall, except as otherwise provided in clause (3) below, be the Applicable Margin as so increased (it being understood that any additional interest resulting from such increase shall be due and payable on the next succeeding Interest Payment Date applicable to any affected Loan);

(2)                                  if such financial statements and certificate are delivered after the date such financial statements and certificate were required to be delivered and the Applicable Margin decreases from that previously in effect as a result of the delivery of such financial statements, then such decrease in the Applicable Margin shall not become applicable until the date upon which the financial statements and certificate actually are delivered; and

(3)                                  if such financial statements and certificate are not delivered prior to the expiration of the applicable cure period, then, effective upon such expiration, for the period from the date upon which such financial statements and certificate were required to be delivered (after the expiration of the applicable cure period) until two Business Days following the date upon which they actually are delivered, (x) the Applicable Margin in respect of Revolving Credit Loans shall be 2.00% per annum, in the case of ABR Loans, and 3.00% per annum, in the case of Eurocurrency Loans, and (y) the Applicable Margin in respect of Term Loans shall be 2.25% per annum, in the case of ABR Loans, and 3.25% per annum, in the case of Eurocurrency Loans (it being understood that the foregoing shall not limit the rights of the Administrative Agent and the Lenders set forth in Section 9).

“Net Cash Proceeds”:  with respect to any Asset Sale (including, without limitation, any Sale and Leaseback Transaction), any Recovery Event, the issuance of any debt securities or any borrowings by the Parent Borrower or any of its Subsidiaries (other than issuances and borrowings permitted pursuant to subsection 8.2, except as otherwise specified), an amount equal to the gross proceeds in cash and Cash Equivalents of such Asset Sale, Recovery Event, issuance or borrowing, net of (a) reasonable attorneys’ fees, accountants’ fees, brokerage, consultant and other customary fees, underwriting commissions and other reasonable fees and expenses actually incurred in connection with such Asset Sale, Recovery Event, issuance or borrowing (including, in the case of an Asset Sale permitted pursuant to clause (xv) of subsection 8.6(a), up to $11,000,000 of funding requirements (including, without limitation, in the form of a cash deposit) in connection with insurance coverage that prior to such Asset Sale had been provided by National Association of Independent Truckers LLC, Vanguard Insurance Agency, Inc. or Transguard), (b) taxes paid or reasonably estimated to be payable as a result thereof, (c) appropriate amounts provided or to be provided by the Parent Borrower or any of its Subsidiaries as a reserve, in accordance with GAAP, with respect to any liabilities associated with such Asset Sale or Recovery Event and retained by the Parent Borrower or any such Subsidiary after such Asset Sale or Recovery Event and other appropriate amounts to be used by the Parent Borrower or any of its Subsidiaries to discharge or pay on a current basis any other liabilities associated with such Asset Sale or Recovery Event and (d) in the case of a sale, Recovery Event or Sale and Leaseback Transaction of or involving an asset subject to a Lien securing any Indebtedness, payments made and installment payments required to be made to repay such Indebtedness, including, without limitation, payments in respect of principal, interest and prepayment premiums and penalties.

“Pricing Grid”:

Consolidated Leverage Ratio	Applicable Margin for Revolving Credit Loans that are ABR Loans	Applicable Margin for Revolving Credit Loans that are Eurocurrency Loans	Applicable Margin for Term Loans that are ABR Loans	Applicable Margin for Term Loans that are Eurocurrency Loans
Greater than or equal to 3.25 to 1.00	2.00%	3.00%	2.25%	3.25%
Greater than or equal to 2.75 to 1.00 but less than 3.25 to 1.00	1.75%	2.75%	2.00%	3.00%
Greater than or equal to 1.75 to 1.00 but less than 2.75 to 1.00	1.50%	2.50%	2.00%	3.00%
Less than 1.75 to 1.00	1.25%	2.25%	2.00%	3.00%;

provided that, at any time that the Borrower has a senior implied rating of less than B2 (with a stable outlook) from Moody’s, then the highest rating set forth in each column of the Pricing Grid shall apply.

3.   Amendment to Subsection 4.4(a) (Optional and Mandatory Prepayments and Commitment Reductions).  Subsection 4.4(a) of the Credit Agreement is hereby amended by deleting from the proviso to the first sentence thereof the phrase “from the Second Amendment Effective Date (as defined in the Second Amendment, dated March 28, 2005) to but excluding the first anniversary of the Second Amendment Effective Date” and substituting in lieu thereof the phrase “from the Fourth Amendment Effective Date (as defined in the Fourth Amendment, dated as of September 29, 2005) to but excluding the first anniversary of the Fourth Amendment Effective Date”.

4.   Amendments to Subsection 7.1 (Financial Statements).  Subsection 7.1 of the Credit Agreement is hereby amended by:

(a)                                  deleting from paragraph (a) thereof the date “September 30, 2005” and substituting in lieu thereof the date “November 15, 2005”;

(b)                                 deleting from paragraph (b) thereof the phrase “but for the quarterly periods ending March 31, 2005 and June 30, 2005, not later than September 30, 2005,”

and substituting in lieu thereof the phrase “but for the quarterly periods ending March 31, 2005, June 30, 2005 and September 30, 2005, not later than December 31, 2005,”;

(c)                                  deleting from paragraph (c) thereof the date “September 30, 2005” and substituting in lieu thereof the date “November 15, 2005”; and

(d)                                 deleting from paragraph (d) thereof the phrase “but for the quarterly periods ending March 31, 2005 and June 30, 2005, not later than September 30, 2005,” and substituting in lieu thereof the phrase “but for the quarterly periods ending March 31, 2005, June 30, 2005 and September 30, 2005, not later than December 31, 2005,”.

5.   Amendment to Subsection 8.1 (Financial Condition Covenants).  Subsection 8.1 of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

8.1.                              Financial Condition Covenants.

(a)                                  Maintenance of Consolidated Interest Coverage Ratio.  Permit, for any period of four consecutive fiscal quarters of the Parent Borrower ending during any test period set forth below, the Consolidated Interest Coverage Ratio at the last day of such consecutive fiscal quarter period to be less than the ratio set forth opposite such test period below:

Test Period	Ratio
January 1, 2004 – December 30, 2004	3.25 to 1.00
December 31, 2004 – September 29, 2005	3.50 to 1.00
September 30, 2005 – September 29, 2007	3.00 to 1.00
September 30, 2007 – March 30, 2008	3.25 to 1.00
March 31, 2008 – March 30, 2009	3.75 to 1.00
March 31, 2009 and thereafter	4.00 to 1.00

(b)                                 Maintenance of Consolidated Leverage Ratio.  Permit, at the last day of any fiscal quarter ending during any test period set forth below, the Consolidated Leverage Ratio to be greater than the ratio set forth opposite such test period below:

Test Period	Ratio
January 1, 2004 – December 31, 2004	3.50 to 1.00
January 1, 2005 – September 29, 2005	4:00 to 1:00
September 30, 2005 – December 30, 2005	4.75 to 1.00
December 31, 2005 – March 30, 2006	4.50 to 1.00
March 31, 2006 – December 30, 2006	4.25 to 1:00
December 31, 2006 – December 30, 2007	4.00 to 1.00
December 31, 2007 – March 30, 2008	3.50 to 1.00
March 31, 2008 – March 30, 2009	3.00 to 1.00
March 31, 2009 and thereafter	2.50 to 1.00

6.   Amendments to Subsection 8.6(a).  (a) Subsection 8.6(a) of the Credit Agreement is hereby amended by (a) deleting the word “and” at the end of clause (xiii) thereof, (b) deleting the “.” at the end of clause (xiv) thereof and substituting “; and” in lieu thereof and (c) inserting the following new clause (xv) at the end thereof:

(xv)                            the Disposition of all of the Capital Stock of National Association of Independent Truckers LLC, Vanguard Insurance Agency, Inc. and Transguard pursuant to the Purchase Agreement, dated as of September 21, 2005, among Holding, the Parent Borrower, NAVL, and Allied Van Lines, Inc. as sellers, and IAT Reinsurance Company, Ltd., as purchaser, as such agreement may be amended, supplemented or otherwise modified from time to time (so long as no such amendment, supplement or other modification is adverse to such sellers or the Lenders), provided that (A) subject to clause (B) below, 100% of the Net Cash Proceeds of such Disposition is applied in accordance with subsection 4.4(c) and (B) notwithstanding anything to the contrary in such subsection 4.4(c), none of such Net Cash Proceeds are eligible to be reinvested.

7.   Amendment to Subsection 5.4 of the Guarantee and Collateral Agreement (Covenants of Holding).  Subsection 5.4(ii) of the Guarantee and Collateral Agreement is hereby amended by inserting the following immediately before the “; or” at the end thereof:

other than, in connection with the Disposition of all of the Capital Stock of National Association of Independent Truckers LLC, Vanguard Insurance Agency, Inc. and Transguard permitted by subsection 8.6(a)(xv) of the Credit Agreement, the entry into the Purchase Agreement, dated as of September 21, 2005, among Holding, the Parent Borrower, NAVL, and Allied Van Lines, Inc., as sellers, and IAT Reinsurance Company, Ltd., as purchaser, and the performance by Holding of its guarantee, indemnification or similar obligations thereunder, as such agreement may be amended, supplemented or otherwise modified from time to time (so long no such amendment, supplement or other modification increases the obligations of Holding)

8.   Conditions to Effectiveness of this Fourth Amendment.  This Fourth Amendment shall become effective upon the date (the “Fourth Amendment Effective Date”) when the following conditions are satisfied:

(a)                                  the Administrative Agent shall have received (i) counterparts of this Fourth Amendment, duly executed and delivered by the Borrowers and Administrative Agent, (ii) executed Lender Addenda, or facsimile transmissions thereof, substantially in the form of Exhibit A hereto (each, a “Lender Addendum”) from the Required Lenders under the Credit Agreement, (iii) an executed Acknowledgment and Confirmation, substantially in the form of Exhibit B hereto, from an authorized officer of each of Holding and each Guarantor and (iv) all fees required to be paid on or before the Fourth Amendment Effective Date, and all expenses required to be paid on or before the Fourth Amendment Effective Date for which invoices have been presented; and

(b)                                 the Parent Borrower shall have paid to the Administrative Agent, on behalf of each Lender which shall have executed and delivered a Lender Addendum to counsel to the Administrative Agent by 12:00 Noon (New York City time) on September 30, 2005, an amendment fee in an amount equal to 0.25% of the sum of each such Lender’s Revolving Credit Commitment and Term Loans then outstanding.

9.   Representations and Warranties.

(a)                                  No Default.  No Default or Event of Default shall have occurred and be continuing on the Fourth Amendment Effective Date after giving effect to the transactions contemplated herein.

(b)                                 Representations and Warranties.  Each of the representations and warranties made by Holding and the Loan Parties in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the Fourth Amendment Effective Date (after giving effect hereto) as if made on and as of such date, except to the extent such representations and warranties expressly relate to a particular date, in which case such representations and warranties were true and correct in all material respects as of such date.

10. Payment of Expenses.  The Parent Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Fourth Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

11. Continuing Effect of the Loan Documents.  This Fourth Amendment shall not constitute an amendment or waiver of any provision of the Credit Agreement or any other Loan Document not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any further or future action on the part of Holding or the Loan Parties that would require an amendment, waiver or consent of the Lenders or Administrative Agent.  Except as expressly amended hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect.  Any reference to the “Credit Agreement” or the “Guarantee and Collateral Agreement” in the Loan Documents or any related documents shall be deemed to be a reference to the Credit Agreement or the Guarantee and Collateral Agreement, as applicable, as amended by this Fourth Amendment.

12. Counterparts.  This Fourth Amendment may be executed by one or more of the parties hereto on any number of separate counterparts (including by facsimile), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

13. Severability.  Any provision of this Fourth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

14. Integration. This Fourth Amendment and the other Loan Documents represent the agreement of Holding, the Loan Parties, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

15. GOVERNING LAW.  THIS FOURTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS FOURTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

SIRVA WORLDWIDE, INC.

By:	/s/ Douglas V. Gathany
	Name:	Douglas V. Gathany
	Title:	Treasurer

ALLIED ARTHUR PIERRE N.V.

By:	/s/ Ralph A. Ford
	Name:	Ralph A. Ford
	Title:	Director

ALNAV PLATINUM COMPANY (as successor to ALNAV Platinum Group Inc.)

By:	/s/ Ralph A. Ford
	Name:	Ralph A. Ford
	Title:	Secretary

PICKFORDS AUSTRALIA PTY. LTD.

By:	/s/ K. Allen Chan
	Name:	K. Allen Chan
	Title:	Director

SIRVA UK LIMITED (f/k/a Pickfords Limited)

By:	/s/ Ralph A. Ford
	Name:	Ralph A. Ford
	Title:	Director

JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent

By:	/s/ Kathryn A. Duncan
	Name:	Kathryn A. Duncan
	Title:	Vice President